Exhibit 10.1

PHREESIA, INC.

Amended and Restated 2006 Stock Option and Grant Plan

SECTION 1. GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Phreesia, Inc. Amended and Restated 2006 Stock Option and Grant Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, consultants and other key persons of Phreesia, Inc., a Delaware corporation (the “Company”) and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, or any combination of the foregoing.

“Board” means the Board of Directors of the Company or its successor entity.

“Cause” means, with respect to any grantee that has entered into an employment agreement with the Company or any Subsidiary, such definition of “Cause” as is set forth in such employment agreement, and with respect to all other grantees, a vote of the Board resolving that the grantee should be dismissed as a result of (i) the commission of any act by a grantee constituting financial dishonesty against the Company (which act would be chargeable as a crime under applicable law); (ii) a grantee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment which, as determined in good faith by the Board, would: (A) materially adversely affect the business or the reputation of the Company with its current or prospective customers, suppliers, lenders and/or other third parties with whom it does or might do business; or (B) expose the Company to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by a grantee to follow the directives of the Company’s chief executive officer or Board or (iv) any material misconduct, violation of the Company’s policies, or willful and deliberate non-performance of duty by the grantee in connection with the business affairs of the Company; provided, that in the case of subclause (iv), the Company shall have given the grantee notice of the misconduct, and the grantee shall have failed to cure such misconduct within 10 days of receipt of such notice.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” has the meaning specified in Section 2.

“Effective Date” means the date on which the Plan is approved by stockholders as set forth at the end of this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee; provided, however, that (i) if the Stock trades on a national securities exchange, the Fair Market Value on any given date is the closing sale price on such date; (ii) if the Stock does not trade on any national securities exchange but is admitted to trading on the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”), the Fair Market Value on any given date is the closing sale price as reported by NASDAQ on such date; or if no such closing sale price information is available, the average of the highest bid and lowest asked prices for the Stock reported on such date. For any date that is not a trading day, the Fair Market Value of the Stock for such date will be determined by using the closing sale price or the average of the highest bid and lowest asked prices, as appropriate, for the immediately preceding trading day. The Committee can substitute a particular time of day or other measure of closing sale price if appropriate because of changes in exchange or market procedures. Notwithstanding the foregoing, if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on NASDAQ or trading on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Initial Public Offering” means the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, as a result of or following which the Stock shall be publicly held.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Stock Award” means Awards granted pursuant to Section 6.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.

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“Subsidiary” means any corporation or other entity (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations or entities (other than the last corporation or entity in the unbroken chain) owns stock or other interests possessing 50 percent or more of the economic interest or 50 percent or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or entities in the chain.

“Unrestricted Stock Award” means any Award granted pursuant to Section 7.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES

                       AND DETERMINE AWARDS

(a)        Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised, except as contemplated by Section 2(c), of not less than two Directors. All references herein to the Committee shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b)        Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)        to select the individuals to whom Awards may from time to time be granted;

(ii)        to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, or any combination of the foregoing, granted to any one or more grantees;

(iii)        to determine the number of shares of Stock to be covered by any Award;

(iv)        to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v)        to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)        to impose any limitations on Awards granted under the Plan, including limitations on transfers, repurchase provisions and the like and to exercise repurchase rights or obligations;

(vii)        subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised;

(viii)        to determine at any time whether, to what extent, and under what circumstances distribution or the receipt of Stock and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the grantee and whether and to

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what extent the Company shall pay or credit amounts constituting interest (at rates determined by the Committee) or dividends or deemed dividends on such deferrals; and

(ix)        at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan grantees.

(c)        Delegation of Authority to Grant Awards. The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee’s authority and duties with respect to the granting of Awards at Fair Market Value, and in the event of such delegation, such Chief Executive Officer shall be deemed a one-person Committee of the Board. Any such delegation by the Committee shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Option, the conversion ratio or price of other Awards and the vesting criteria. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

(d)        Indemnification. Neither the Board nor the Committee, nor any member of either or any delegatee thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegatee thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)        Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 1,761,628 shares of Common Stock, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that from and after the date the Company becomes subject to the deduction limit imposed by Section 162(m) of the Code, Stock Options with respect to no more than 100,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.

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(b)        Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger, consolidation or sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number of Stock Options that can be granted to any one individual grantee, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the exercise price and/or exchange price for each share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options ) as to which such Stock Options remain exercisable. The adjustment by the Committee shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

The Committee may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Committee that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

(c)        Mergers and Other Sale Events. In the case of and subject to the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, (iv) the sale of all or a majority of the outstanding capital stock of the Company to an unrelated person or entity or (v) any other transaction in which, the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction (in each case, regardless of the form thereof, a “Sale Event”), the Committee may, in its sole discretion, take any of the following actions:

(i)        the Committee may provide for the assumption or continuation of Options theretofore granted (after taking into account any acceleration hereunder) by the successor entity, or the substitution of such Options with new Options of the successor entity or a parent or

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subsidiary thereof, with such adjustment as to the number and kind of shares and the per share exercise prices as such parties shall agree;

(ii)        the Committee may provide that the Plan and all outstanding Options issued hereunder shall terminate upon the effective time of any such Sale Event, in which event each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all outstanding Options held by such grantee which are then exercisable or will become exercisable as of the effective time of the Sale Event (after taking into account any acceleration hereunder); provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event; and/or

(iii)         the Committee may provide that the Plan and all outstanding options issued hereunder shall terminate upon the effective time of any such Sale Event, and that a holder of Options receive a cash payment in exchange for each Option which is then exercisable or which will become exercisable as of the effective time of the Sale Event (after taking into account any acceleration hereunder), such cash payment to equal the value of the Company’s Common Stock as established in the Sale Event (as determined in the Committee’s sole discretion, and after taking into account any adjustments, holdbacks or other relevant provisions set forth in the agreements relating to the Sale Event), minus the applicable exercise prices for such Options, and minus all applicable tax withholdings.

The treatment of Restricted Stock Award in connection with any such transaction shall be as specified in the relevant Award agreement.

(d)        Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).

SECTION 4. ELIGIBILITY

Grantees in the Plan will be such full or part-time officers, employees, directors, consultants and other key persons (including prospective employees) of the Company and its Subsidiaries who are responsible for, or contribute to, the management, growth or profitability of the Company and its Subsidiaries as are selected from time to time by the Committee in its sole discretion.

SECTION 5. STOCK OPTIONS

Any Stock Option granted under the Plan shall be pursuant to a Stock Option Agreement which shall be in such form as the Committee may from time to time approve. Option agreements need not be identical.

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Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

No Incentive Stock Option shall be granted under the Plan after the date which is ten years from the date the Plan is approved by the Board.

(a)        Terms of Stock Options. Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. If the Committee so determines, Stock Options may be granted in lieu of cash compensation at the grantee’s election, subject to such terms and conditions as the Committee may establish, as well as in addition to other compensation.

(i)        Exercise Price. The exercise price per share for the Stock covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant in the case of Incentive Stock Options. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(ii)        Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation and an Incentive Stock Option is granted to such employee, the term of such Stock Option shall be no more than five years from the date of grant.

(iii)        Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Committee at or after the grant date. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv)        Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Award agreement or as otherwise provided by the Committee:

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(A)        In cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such Option Shares;

(B)        By the optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the optionee for the purpose of enabling or assisting the optionee to effect the exercise of his or her Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if otherwise required by state law;

(C)        If permitted by the Committee, through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or have been beneficially owned by the optionee for at least six months and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(D)        If permitted by the Committee, by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure.

Payment instruments will be received subject to collection. No certificates for shares of Stock so purchased will be issued to optionee until the Company has completed all steps required by law to be taken in connection with the issuance and sale of the shares, including without limitation (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the shares for the optionee’s own account and not with a view to any sale or distribution thereof, (ii) the legending of any certificate representing the shares to evidence the foregoing representations and restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws. In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(b)        Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall

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not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(c)        Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award agreement regarding a given Option that the optionee may transfer, without consideration for the transfer, his or her Non-Qualified Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.

SECTION 6. RESTRICTED STOCK AWARDS

(a)        Nature of Restricted Stock Awards. A Restricted Stock Award is an Award pursuant to which the Company may, in its sole discretion, grant or sell, at such purchase price as determined by the Committee, in its sole discretion, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), which purchase price shall be payable in cash or other form of consideration acceptable to the Committee. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b)        Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank.

(c)        Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. If a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates under the conditions specified in the relevant instrument relating to the Award, or upon such other event or events as may be stated in the instrument evidencing the Award, the Company or its assigns shall have the right or shall agree, as may be specified in the relevant instrument, to repurchase some or all of the shares of Stock subject to the Award at such purchase price as is set forth in such instrument.

(d)        Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which Restricted Stock shall become vested, subject to such further rights of the

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Company or its assigns as may be specified in the instrument evidencing the Restricted Stock Award.

(e)        Waiver, Deferral and Reinvestment of Dividends. The Restricted Stock Award agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7. UNRESTRICTED STOCK AWARDS

(a)        Grant or Sale of Unrestricted Stock. The Committee may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Committee) an Unrestricted Stock Award to any grantee, pursuant to which such grantee may receive shares of Stock free of any vesting restrictions (“Unrestricted Stock”) under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

(b)        Elections to Receive Unrestricted Stock In Lieu of Compensation. Upon the request of a grantee and with the consent of the Committee, each such grantee may, pursuant to an advance written election delivered to the Company no later than the date specified by the Committee, receive a portion of the cash compensation otherwise due to such grantee in the form of shares of Unrestricted Stock either currently or on a deferred basis.

(c)        Restrictions on Transfers. The right to receive shares of Unrestricted Stock on a deferred basis may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8. TAX WITHHOLDING

(a)        Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates to any grantee is subject to and conditioned on tax obligations being satisfied by the grantee.

(b)        Payment in Stock. Subject to approval by the Committee, a grantee may elect to have the minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

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SECTION 9. TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)        a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)         an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 10. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price in a manner not inconsistent with the terms of the Plan), but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. If and to the extent determined by the Committee to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company’s stockholders who are eligible to vote at a meeting of stockholders. Nothing in this Section 10 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c).

SECTION 11. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 12. GENERAL PROVISIONS

(a)        No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

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(b)        Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.

(c)        Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(d)        Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company’s insider-trading-policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

(e)        Loans to Award Recipients. The Company shall have the authority to make loans to recipients of Awards hereunder (including to facilitate the purchase of shares) and shall further have the authority to issue shares for promissory notes hereunder.

(f)        Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13. EFFECTIVE DATE OF PLAN

This Plan shall become effective upon approval by the stockholders in accordance with applicable law. Subject to such approval by the stockholders and to the requirement that no Stock may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of this Plan by the Board.

SECTION 14. GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by Delaware law, applied without regard to conflict of law principles.

ADOPTED BY BOARD OF DIRECTORS:	August 30, 2007

APPROVED BY STOCKHOLDERS:	August 30, 2007

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PHREESIA, INC.

AMENDMENT NO. 1 TO

AMENDED AND RESTATED

2006 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Phreesia, Inc. (the “Corporation”) approved and adopted the Amended and Restated 2006 Stock Option and Grant Plan (the “Plan”) of the Corporation on August 30, 2007 and August 30, 2007, respectively;

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment.

NOW, THEREFORE, the Plan is amended as follows:

1.	Amendment of the 2007 Stock Option/Issuance Plan.

1.01. Section 3(a) of the Plan is hereby amended and restated in its entirety to read as follows:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,911,628 shares of Common Stock, subject to adjustment as provided in Section 3(b). For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, canceled, reacquired by the Company, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Subject to such overall limitation, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that from and after the date the Company becomes subject to the deduction limit imposed by Section 162(m) of the Code, Stock Options with respect to no more than 100,000 shares of Stock may be granted to any one individual grantee during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company and held in its treasury.”

2.	Miscellaneous.

2.01.  Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.  Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.  Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

ADOPTED BY BOARD OF DIRECTORS:	January 20, 2011

APPROVED BY STOCKHOLDERS:	January 20, 2011

2

PHREESIA, INC.

AMENDMENT NO. 2 TO

AMENDED AND RESTATED

2006 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Phreesia, Inc. (the “Corporation”) approved and adopted: (i) the Amended and Restated 2006 Stock Option and Grant Plan (the “A&R Plan”) of the Corporation on August 30, 2007 and August 30, 2007, respectively and (ii) Amendment No. 1 to the A&R Plan on January 20, 2011 and January 20, 2011, respectively (the A&R Plan, as amended by Amendment No. 1, the “Plan”) ;

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment.

NOW, THEREFORE, the Plan is amended as follows:

1.	Amendment of the Plan.

1.01.    Section 3(a) of the Plan is hereby amended by deleting “2,911,628” and replacing it with “6,211,628.”

2.	Miscellaneous.

2.01.    Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.    Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

ADOPTED BY BOARD OF DIRECTORS:	August 30, 2013

APPROVED BY STOCKHOLDERS:	September 4, 2013

PHREESIA, INC.

AMENDMENT NO. 3 TO

AMENDED AND RESTATED

2006 STOCK OPTION AND GRANT PLAN

WHEREAS, the Board of Directors and the stockholders of Phreesia, Inc. (the “Corporation”) approved and adopted: (i) the Amended and Restated 2006 Stock Option and Grant Plan (the “A&R Plan”) of the Corporation on August 30, 2007 and August 30, 2007, respectively, (ii) Amendment No. 1 to the A&R Plan on January 20, 2011 and January 20, 2011, respectively, and (iii) Amendment No. 2 to the A&R Plan on August 30, 2013, and September 4, 2013, respectively (the A&R Plan, as amended by Amendment No. 1 and Amendment No. 2, the “Plan”) ;

WHEREAS, the Board of Directors and the stockholders of the Corporation have determined that it is in the best interest of the Corporation to amend the Plan as set forth in this Amendment.

NOW, THEREFORE, the Plan is amended as follows:

1.	Amendment of the Plan.

1.01.    Section 3(a) of the Plan is hereby amended by deleting “6,211,628” and replacing it with “9,723,107.”

2.	Miscellaneous.

2.01.    Effect. Except as amended hereby, the Plan shall remain in full force and effect.

2.02.    Defined Terms. All capitalized terms used but not specifically defined herein shall have the same meanings given such terms in the Plan unless the context clearly indicates or dictates a contrary meaning.

2.03.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

ADOPTED BY BOARD OF DIRECTORS:	October 14, 2014

APPROVED BY STOCKHOLDERS:	October 14, 2014

Incentive Stock Option Agreement

under the Phreesia, Inc.

Amended and Restated 2006 Stock Option and Grant Plan

Name of Optionee:	(the “Optionee”)

No. of Option Shares:	Shares of Common Stock

Grant Date:	(the “Grant Date”)

Expiration Date:	(the “Expiration Date”)

Option Exercise Price/Share:	$ (the “Option Exercise Price”)

Pursuant to the Phreesia, Inc. Amended and Restated 2006 Stock Option and Grant Plan (the “Plan”), Phreesia, Inc., a Delaware corporation (together with all successors thereto, the “Company”), hereby grants to the Optionee, who is an employee of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.01 per share (“Common Stock”), of the Company indicated above (the “Option Shares,” and such shares once issued shall be referred to as the “Issued Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Incentive Stock Option Agreement (this “Agreement”) and in the Plan. This Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). To the extent that any portion of the Stock Option does not so qualify, it shall be deemed a nonqualified stock option.

1.        Definitions. For the purposes of this Agreement, the following terms shall have the following respective meanings. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

An “Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise

“Bankruptcy” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Optionee or any Permitted Transferee, or (ii) the Optionee or any Permitted Transferee being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Optionee’s or such Permitted Transferee’s assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, and (iii) the Optionee or any Permitted Transferee being subject to a transfer of the Stock Option or the Issued Shares by operation of law (including by divorce, even if not insolvent), except by reason of death.

“Cause” shall mean a vote of the Board resolving that the Optionee should be dismissed as a result of (i) the commission of any act by the Optionee constituting financial dishonesty against the Company (which act would be chargeable as a crime under applicable law); (ii) the Optionee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment which, as determined in good faith by the Board, would: (A) materially adversely affect the business or the reputation of the Company with its current or prospective customers, suppliers, lenders and/or other third parties with whom it does or might do business; or (B) expose the Company to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by the Optionee to follow the directives of the Company’s chief executive officer or Board or (iv) any material misconduct, violation of the Company’s policies, or willful and deliberate non-performance of duty by the Optionee in connection with the business affairs of the Company. Notwithstanding the foregoing, any definition in an employment agreement between the Optionee and the Company, which contains a conflicting definition of “Cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Agreement with respect to the Optionee.

“Permitted Transferees” shall mean any of the following to whom the Optionee may transfer Issued Shares hereunder (as set forth in Section 8): the Optionee’s spouse, children (natural or adopted), stepchildren or a trust for their sole benefit of which the Optionee is the settlor; provided, however, that any such trust does not require or permit distribution of any Issued Shares during the term of this Agreement unless subject to its terms. Upon the death of the Optionee (or a Permitted Transferee to whom shares have been transferred hereunder), the term Permitted Transferees shall also include such deceased Optionee’s (or such deceased Permitted Transferee’s) estate, executions, administrations, personal representations, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Sale Event” shall mean, regardless of form thereof, consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, (iv) the sale of all or a majority of the outstanding capital stock of the Company to an unrelated person or entity or (v) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction.

“Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock or other interests possessing 50 percent or more of the total combined voting power of all classes of stock or in one of the other corporations in the chain.

2.        Vesting, Exercisability and Termination.

(a)        No portion of this Stock Option may be exercised until such portion shall have vested.

(b)        Except as set forth below and in Section 6, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be vested and exercisable with respect to the Option Shares over four years as follows:

(i)        25% of the Stock Option shall vest and be exercisable on the first anniversary of the Grant Date and thereafter, the remaining unvested portion of the Stock Option shall vest and be exercisable in 36 equal monthly cumulative installments.

(c)        Termination. Except as may otherwise be provided by the Committee, if the Optionee’s employment with the Company or a Subsidiary is terminated, the period within which to exercise this Stock Option may be subject to earlier termination as set forth below:

(i)        Termination Due to Death or Disability. If the Optionee’s employment terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code), this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or disability or until the Expiration Date, if earlier, subject in any event to Section 6.

(ii)        Other Termination. If the Optionee’s employment terminates for any reason other than death or disability, and unless otherwise determined by the Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s employment is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees or Permitted Transferees. Any portion of this Stock Option that is not exercisable on the date of termination of the employment shall terminate immediately and be null and void.

(d)        It is understood and intended that this Stock Option is intended to qualify as an “incentive stock option” as defined in Section 422 of the Code to the extent permitted under applicable law. Accordingly, the Optionee understands that in order to obtain the benefits of an incentive stock option under Section 422 of the Code, no sale or other disposition may be made of Issued Shares for which incentive stock option treatment is desired within the oneyear period beginning on the day after the day of the transfer of such Issued Shares to him or her, nor within the twoyear period beginning on the day after the grant of this Stock Option and further that this Stock Option must be exercised within three (3) months after termination of employment as an employee (or 12 months in the case of death or disability) to qualify as an incentive stock option. If the Optionee disposes (whether by sale, gift, transfer or otherwise) of any such Issued Shares within either of these periods, he or she will notify the Company within 30 days after such disposition. The Optionee also agrees to provide the Company with any information concerning any such dispositions required by the Company for tax purposes. Further, to the extent Option Shares and any other incentive stock options of the Optionee having an aggregate Fair Market Value in excess of $100,000 (determined as of the Grant Date) vest in any year, such options will not qualify as incentive stock options.

3.        Exercise of Stock Option.

(a)        The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date (subject to Section 6), the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Option Shares with respect to which this Stock Option is exercisable at the time of such notice. Such notice shall specify the number of Option Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described below. Payment instruments will be received subject to collection.

(i)        in cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such Option Shares;

(ii)        by the Optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the Optionee for the purpose of enabling or assisting the Optionee to effect the exercise of his or her Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if otherwise required by state law; or

(iii)        if the Initial Public Offering has occurred, then (A) through the delivery (or attestation to ownership) of shares of Common Stock that have been purchased by the Optionee on the open market or that have been held by the Optionee for at least six months and are not subject to restrictions under any plan of the Company and in any event with an aggregate Fair Market Value (as of the date of such exercise) equal to the option purchase price, (B) by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure, or (C) a combination of (i), (ii), (iii)(A) and (iii)(B) above.

(b)        Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Issued Shares to the Optionee, and the Optionee’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Issued Shares, subject to the terms of this Agreement.

(c)        Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

4.        Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

5.        Transferability of Stock Option. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

6.        Effect of Certain Transactions. In the case of a Sale Event, this Stock Option shall terminate upon the effective time of any such Sale Event unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the continuation or assumption of this Stock Option heretofore granted, or the substitution of this Stock Option with a new Stock Option of the successor entity or a parent thereof, with such adjustment as to the number and kind of shares and the per share exercise prices as such parties shall agree. In the event of such termination, the Optionee shall be permitted, for a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all portions of the Stock Option which are then exercisable.

7.        Withholding Taxes. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state and local taxes required by law to be withheld on account of such taxable event. Subject to approval by the Committee, the Optionee may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due. The Optionee acknowledges and agrees that the Company or any Subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

8.        Restrictions on Transfer of Issued Shares. None of the Issued Shares acquired upon exercise of the Stock Option shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless such transfer is in compliance with all applicable securities laws (including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Act”)), and such disposition is in accordance with the terms and conditions of Sections 8 and 9 and such disposition does not cause the Company to become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended. In connection with any transfer of Issued Shares, the Company may require the transferor to provide at the Optionee’s own expense an opinion of counsel to the transferor, satisfactory to the Company, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Act). Any attempted disposition of Issued Shares not in accordance with the terms and conditions of Sections 8 and 9 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of any Issued Shares. Subject to the foregoing general provisions, Issued Shares may be transferred pursuant to the following specific terms and conditions:

(a)        Transfers to Permitted Transferees. The Optionee may sell, assign, transfer or give away any or all of the Issued Shares to Permitted Transferees; provided, however, that such Permitted Transferee(s) shall, as a condition to any such transfer, agree to be subject to the provisions of this Agreement to the same extent as the Optionee (including, without limitation, the provisions of Sections 8, 9, 11 and 12) and shall have delivered a written acknowledgment to that effect to the Company.

(b)        Transfers Upon Death. Upon the death of the Optionee, any Issued Shares then held by the Optionee at the time of such death and any Issued Shares acquired thereafter by the Optionee’s legal representative pursuant to this Agreement shall be subject to the provisions of Sections 8, 9, 11 and 12, if applicable, and the Optionee’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Issued Shares to the Company or its assigns under the terms contemplated hereby.

(c)        Company’s Right of First Refusal. In the event that the Optionee (or any Permitted Transferee holding Issued Shares subject to this Section 8(c)) at any time after but not prior to termination of the Optionee’s employment desires to sell or otherwise transfer all or any part of the Issued Shares, the Optionee (or Permitted Transferee) first shall give written notice to the Company of the Optionee’s (or Permitted Transferee’s) intention to make such transfer. Such notice shall state the number of Issued Shares which the Optionee (or Permitted Transferee) proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Optionee (or Permitted Transferee) within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 8(c), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Optionee (or Permitted Transferee). In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Optionee (or Permitted Transferee) may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Optionee’s (or Permitted Transferee’s) notice. Any Shares purchased by such proposed transferee shall no longer be subject to the terms of this Agreement. Any Shares not sold to the proposed transferee shall remain subject to this Agreement. Notwithstanding the foregoing, the restrictions under this Section 8(c) shall terminate in accordance with Section 13(a).

9.         Company’s Right of Repurchase.

(a)        Right of Repurchase. The Company shall have the right (the “Repurchase Right”) upon the occurrence of any of the events specified in Section 9(b) below (the “Repurchase Event”) to repurchase from the Optionee (or any Permitted Transferee) some or all (as determined by the Company) of the Issued Shares held or subsequently acquired upon exercise of this Stock Option in accordance with the terms hereof by the Optionee (or any Permitted Transferee) at the price per share specified below. The Repurchase Right may be exercised by the Company within the later of (i) six months following the date of such event or (ii) seven months after the exercise of this Stock Option (the “Repurchase Period”). The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount equal to the Fair Market Value of the shares, determined as provided in Section 9(c). The Company may assign the Repurchase Right to one or more Persons. Upon such notification, the Optionee and any Permitted Transferees shall promptly surrender to the Company any certificates representing the Issued Shares being purchased, together with a duly executed stock power for the transfer of such

Issued Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Optionee or any Permitted Transferees, the Company or its assignee or assignees shall deliver to him, her or them a check for the Repurchase Price of the Issued Shares being purchased; provided, however, that the Company may pay the Repurchase Price for such shares by offsetting and canceling any indebtedness then owed by the Optionee to the Company. At such time, the Optionee and/or any holder of the Issued Shares shall deliver to the Company the certificate or certificates representing the Issued Shares so repurchased, duly endorsed for transfer, free and clear of any liens or encumbrances. The Repurchase Right shall terminate in accordance with Section 13(a).

(b)        Company’s Right to Exercise Repurchase Right. The Company shall have the Repurchase Right in the event that any of the following events shall occur:

(i) The termination of the Optionee’s employment with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily; or

(ii) The Optionee’s or Permitted Transferee’s Bankruptcy.

(c)        Determination of Fair Market Value. The fair market value of the Issued Shares shall be, for purposes of this Section 9, determined by the Board as of the date the Board elects to exercise its repurchase rights in connection with a Repurchase Event.

10.        Escrow Arrangement.

(a)        Escrow. In order to carry out the provisions of Sections 8, 9 and 11 of this Agreement more effectively, the Company shall hold any Issued Shares in escrow together with separate stock powers executed by the Optionee in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Issued Shares, execute a like stock power as to such Issued Shares. The Company shall not dispose of the Issued Shares except as otherwise provided in this Agreement. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Optionee and any Permitted Transferee, as the Optionee’s and each such Permitted Transferee’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Issued Shares being purchased and to transfer such Issued Shares in accordance with the terms hereof. At such time as any Issued Shares are no longer subject to the Company’s repurchase, first refusal and drag along rights, the Company shall, at the written request of the Optionee, deliver to the Optionee (or the relevant Permitted Transferee) a certificate representing such Issued Shares with the balance of the Issued Shares to be held in escrow pursuant to this Section 10.

(b)        Remedy. Without limitation of any other provision of this Agreement or other rights, in the event that the Optionee, any Permitted Transferees or any other person or entity is required to sell the Optionee’s Issued Shares pursuant to the provisions of Section 8, 9 and 11 of this Agreement and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Issued Shares the certificate or certificates evidencing such Issued Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Issued Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for the Optionee, any Permitted Transferees or other person or entity, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by the Optionee as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the person or entity who was required to sell the Issued Shares to be sold pursuant to the provisions of Sections 8, 9 and 11, such Issued Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, the holder thereof shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

11.        Drag Along Right. In the event the holders of a majority of the Company’s equity securities then outstanding (the “Majority Shareholders”) determine to sell or otherwise dispose of all or substantially all of the assets of the Company or all or fifty percent (50%) or more of the capital stock of the Company in each case in a transaction constituting a change in control of the Company, to any nonAffiliate(s) of the Company or any of the Majority Shareholders, or to cause the Company to merge with or into or consolidate with any non-Affiliate(s) of the Company or any of the Majority Shareholders (in each case, the “Buyer”) in a bona fide negotiated transaction (a “Sale”), the Optionee, including any Permitted Transferees, shall be obligated to and shall upon the written request of a Majority Shareholders (subject to Section 6): (a) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the Buyer, his or her Issued Shares (including for this purpose all of such Optionee’s or his or her Permitted Transferee’s Issued Shares that presently or as a result of any such transaction may be acquired upon the exercise of options (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative preferences and priorities of preferred stock); and (b) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Issued Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents, as the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 11. The obligations under this Section 11 shall terminate in accordance with Section 13(a).

12.        Lockup Provision. The Optionee agrees, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any Issued Shares (including, without limitation pursuant to Rule 144 under the Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s Initial Public Offering or 90 days in the case of any other public offering.

13.        Miscellaneous Provisions.

(a)        Termination. The Company’s repurchase rights under Section 9, the restrictions on transfer of Issued Shares under Section 8(c) and the Drag Along obligations under Section 11 shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which shares of the Company (or successor entity) of the same class as the Issued Shares are registered under Section 12 of the Exchange Act and publicly traded on NASDAQ/NMS or any national security exchange.

(b)        Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(c)        Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Issued Shares.

(d)        Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(e)        Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law principles.

(f)        Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(g)        Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h)        Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i)        Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j)        Dispute Resolution. Except as provided below, any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§116, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be New York, New York.

The parties covenant and agree that the arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three (3) depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven (7) business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six (6) months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

The parties covenant and agree that they will participate in the arbitration in good faith. This Section 13(j) applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

Each of the parties hereto (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the abovenamed courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

(k)        Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

PHREESIA, INC.

By:
Name:
Title:

Address:

432 Park Avenue South, 12th Floor

New York, NY 10016

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

OPTIONEE:

Print Name:

Signature

Address:

 [SPOUSE’S CONSENT1

I acknowledge that I have read the

foregoing Incentive Stock Option Agreement

and understand the contents thereof.

                                                                          ]

1 A spouse’s consent is required only if the Optionee’s state of residence is one of the following community property states: Arizona, California, Idaho, Louisiana, New Mexico, Nevada, Texas, Washington and Wisconsin (check WI statute).

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

Appendix A

STOCK OPTION EXERCISE NOTICE

Phreesia, Inc.

Attention: Chief Financial Officer

Pursuant to the terms of my stock option agreement dated                      (the “Agreement”) under the Phreesia, Inc.Amended and Restated 2006 Stock Option and Grant Plan, I, [Insert Name]                             , hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $               representing the purchase price for [Fill in number of Option Shares]                option shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash
[ ]	2.	Certified or bank check payable to Phreesia, Inc.
	[ ]	3.	Other (as described in the Agreement (please describe))
			.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to Phreesia, Inc.as follows:

(i)        I am purchasing the option shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii)        I have had such an opportunity as I have deemed adequate to obtain from Phreesia, Inc.such information as is necessary to permit me to evaluate the merits and risks of my investment in Phreesia, Inc.and have consulted with my own advisers with respect to my investment in Phreesia, Inc..

(iii)        I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the option shares and to make an informed investment decision with respect to such purchase.

(iv)        I can afford a complete loss of the value of the option shares and am able to bear the economic risk of holding such option shares for an indefinite period of time.

(v) I understand that the option shares may not be registered under the Securities Act of 1933 (it being understood that the option shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirement thereof). I further acknowledge that certificates representing option shares will bear restrictive legends reflecting the foregoing.

Sincerely yours,

Name:

Address:

Non-Qualified Stock Option Agreement

under the Phreesia, Inc.

Amended and Restated 2006 Stock Option and Grant Plan

Name of Optionee:	(the “Optionee”)

No. of Option Shares:	Shares of Common Stock

Grant Date:	(the “Grant Date”)

Expiration Date:	(the “Expiration Date”)

Option Exercise Price/Share:	$ (the “Option Exercise Price”)

Pursuant to the Phreesia, Inc. Amended and Restated 2006 Stock Option and Grant Plan (the “Plan”), Phreesia, Inc., a Delaware corporation (together with all successors thereto, the “Company”), hereby grants to the Optionee, who is an officer, employee, director, consultant or other key person of the Company or any of its Subsidiaries, an option (the “Stock Option”) to purchase on or prior to the Expiration Date, or such earlier date as is specified herein, all or any part of the number of shares of Common Stock, par value $0.01 per share (“Common Stock”), of the Company indicated above (the “Option Shares,” and such shares once issued shall be referred to as the “Issued Shares”), at the Option Exercise Price per share, subject to the terms and conditions set forth in this Non-Qualified Stock Option Agreement (this “Agreement”) and in the Plan. To the extent that there is any inconsistency between the terms of the Plan and of the Agreement, the terms of the Plan shall control.

1.        Definitions. For the purposes of this Agreement, the following terms shall have the following respective meanings. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Plan.

An “Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Bankruptcy” shall mean (i) the filing of a voluntary petition under any bankruptcy or insolvency law, or a petition for the appointment of a receiver or the making of an assignment for the benefit of creditors, with respect to the Optionee or any Permitted Transferee, or (ii) the Optionee or any Permitted Transferee being subjected involuntarily to such a petition or assignment or to an attachment or other legal or equitable interest with respect to the Optionee’s or such Permitted Transferee’s assets, which involuntary petition or assignment or attachment is not discharged within 60 days after its date, and (iii) the Optionee or any Permitted Transferee being subject to a transfer of the Stock Option or the Issued Shares by operation of law (including by divorce, even if not insolvent), except by reason of death.

“Cause” shall mean a vote of the Board resolving that the Optionee should be dismissed as a result of (i) the commission of any act by the Optionee constituting financial dishonesty against the Company (which act would be chargeable as a crime under applicable law); (ii) the Optionee’s engaging in any other act of dishonesty, fraud, intentional misrepresentation, moral turpitude, illegality or harassment which, as determined in good faith by the Board, would: (A) materially adversely affect the business or the reputation of the Company with its current or prospective customers, suppliers, lenders and/or other third parties with whom it does or might do business; or (B) expose the Company to a risk of civil or criminal legal damages, liabilities or penalties; (iii) the repeated failure by the Optionee to follow the directives of the Company’s chief executive officer or Board or (iv) any material misconduct, violation of the Company’s policies, or willful and deliberate non-performance of duty by the Optionee in connection with the business affairs of the Company.

“Permitted Transferees” shall mean any of the following to whom the Optionee may transfer Issued Shares hereunder (as set forth in Section 8): the Optionee’s spouse, children (natural or adopted), stepchildren or a trust for their sole benefit of which the Optionee is the settlor; provided, however, that any such trust does not require or permit distribution of any Issued Shares during the term of this Agreement unless subject to its terms. Upon the death of the Optionee (or a Permitted Transferee to whom shares have been transferred hereunder), the term Permitted Transferees shall also include such deceased Optionee’s (or such deceased Permitted Transferee’s) estate, executions, administrations, personal representations, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Sale Event” shall mean, regardless of form thereof, consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, (iv) the sale of all or a majority of the outstanding capital stock of the Company to an unrelated person or entity or (v) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction.

“Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations or other entities beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock or other interests possessing 50 percent or more of the total combined voting power of all classes of stock or in one of the other corporations in the chain.

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2.        Vesting, Exercisability and Termination.

(a)        No portion of this Stock Option may be exercised until such portion shall have vested and become exercisable.

(b)        Except as set forth below and in Section 6, and subject to the determination of the Committee in its sole discretion to accelerate the vesting schedule hereunder, this Stock Option shall be subject to a four-year vesting period with respect to the Option Shares with 25% of the Option Shares vesting on the first anniversary of the Grant Date and the remainder vesting quarterly over the three years following such anniversary.

Notwithstanding anything herein to the contrary, but without limitation of Section 6, in the event that there occurs a Sale Event, then this Stock Option shall be treated as provided in Section 3(c) of the Plan.

(c)        Termination. Except as may otherwise be provided by the Committee, if the Optionee’s employment with the Company or a Subsidiary is terminated, the period within which to exercise this Stock Option may be subject to earlier termination as set forth below:

(i)        Termination Due to Death or Disability. If the Optionee’s employment terminates by reason of such Optionee’s death or disability (as defined in Section 422(c) of the Code), this Stock Option may be exercised, to the extent exercisable on the date of such termination, by the Optionee, the Optionee’s legal representative or legatee for a period of 12 months from the date of death or disability or until the Expiration Date, if earlier, subject in any event to Section 6.

(ii)        Other Termination. If the Optionee’s employment terminates for any reason other than death or disability, and unless otherwise determined by the Committee, this Stock Option may be exercised, to the extent exercisable on the date of termination, for a period of 90 days from the date of termination or until the Expiration Date, if earlier; provided however, if the Optionee’s employment is terminated for Cause, this Stock Option shall terminate immediately upon the date of such termination.

For purposes hereof, the Committee’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees or Permitted Transferees. Any portion of this Stock Option that is not exercisable on the date of termination of the employment shall terminate immediately and be null and void.

3.        Exercise of Stock Option.

(a) The Optionee may exercise this Stock Option only in the following manner: Prior to the Expiration Date (subject to Section 6), the Optionee may deliver a Stock Option exercise notice (an “Exercise Notice”) in the form of Appendix A hereto indicating his or her election to purchase some or all of the Option Shares with respect to which this Stock Option is exercisable at the time of such notice. Such notice shall specify the number of Option Shares to be purchased. Payment of the purchase price may be made by one or more of the methods described below. Payment instruments will be received subject to collection.

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(i)        in cash, by certified or bank check, or other instrument acceptable to the Committee in U.S. funds payable to the order of the Company in an amount equal to the purchase price of such Option Shares;

(ii)        by the Optionee delivering to the Company a promissory note if the Board has expressly authorized the loan of funds to the Optionee for the purpose of enabling or assisting the Optionee to effect the exercise of his or her Stock Option; provided that at least so much of the exercise price as represents the par value of the Stock shall be paid other than with a promissory note if otherwise required by state law; or

(iii)        if the Initial Public Offering has occurred, then (A) through the delivery (or attestation to ownership) of shares of Common Stock that have been purchased by the Optionee on the open market or that have been held by the Optionee for at least six months and are not subject to restrictions under any plan of the Company and in any event with an aggregate Fair Market Value (as of the date of such exercise) equal to the option purchase price, (B) by the Optionee delivering to the Company a properly executed Exercise Notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure, or (C) a combination of (i), (ii), (iii)(A) and (iii)(B) above.

(b)        Certificates for the Option Shares so purchased will be issued and delivered to the Optionee upon compliance to the satisfaction of the Committee with all requirements under applicable laws or regulations in connection with such issuance. Until the Optionee shall have complied with the requirements hereof and of the Plan, the Company shall be under no obligation to issue the Option Shares subject to this Stock Option, and the determination of the Committee as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company shall have issued and delivered the Issued Shares to the Optionee, and the Optionee’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full dividend and other ownership rights with respect to such Issued Shares, subject to the terms of this Agreement.

(c)        Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date.

4.        Status of Stock Option. This Stock Option is not intended to qualify as an “incentive stock option” as defined in Section 422(b) of the Code.

5.        Incorporation of Plan. Notwithstanding anything herein to the contrary, this Stock Option shall be subject to and governed by all the terms and conditions of the Plan.

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6.        Transferability of Stock Option. This Agreement is personal to the Optionee and is not transferable by the Optionee in any manner other than by will or by the laws of descent and distribution. The Stock Option may be exercised during the Optionee’s lifetime only by the Optionee (or by the Optionee’s guardian or personal representative in the event of the Optionee’s incapacity). The Optionee may elect to designate a beneficiary by providing written notice of the name of such beneficiary to the Company, and may revoke or change such designation at any time by filing written notice of revocation or change with the Company; such beneficiary may exercise the Optionee’s Stock Option in the event of the Optionee’s death to the extent provided herein. If the Optionee does not designate a beneficiary, or if the designated beneficiary predeceases the Optionee, the legal representative of the Optionee may exercise this Stock Option to the extent provided herein in the event of the Optionee’s death.

7.        Effect of Certain Transactions. In the case of a Sale Event, this Stock Option shall terminate upon the effective time of any such Sale Event unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the continuation or assumption of this Stock Option heretofore granted, or the substitution of this Stock Option with a new Stock Option of the successor entity or a parent thereof, with such adjustment as to the number and kind of shares and the per share exercise prices as such parties shall agree. In the event of such termination, the Optionee shall be permitted, for a specified period of time prior to the consummation of the Sale Event as determined by the Committee, to exercise all portions of the Stock Option which are then exercisable.

8.        Withholding Taxes. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for federal income tax purposes, pay to the Company or make arrangements satisfactory to the Committee for payment of any federal, state and local taxes required by law to be withheld on account of such taxable event. Subject to approval by the Committee, the Optionee may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Common Stock to be issued or transferring to the Company, a number of shares of Common Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due. The Optionee acknowledges and agrees that the Company or any Subsidiary of the Company has the right to deduct from payments of any kind otherwise due to the Optionee, or from the Option Shares to be issued in respect of an exercise of this Stock Option, any federal, state or local taxes of any kind required by law to be withheld with respect to the issuance of Option Shares to the Optionee.

9.        Restrictions on Transfer of Issued Shares. None of the Issued Shares acquired upon exercise of the Stock Option shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless such transfer is in compliance with all applicable securities laws (including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Act”)), and such disposition is in accordance with the terms and conditions of Sections 9 and 10 and such disposition does not cause the Company to become subject to the reporting requirements of the Securities Exchange Act of 1934, as amended. In connection with any transfer of Issued Shares, the Company may require the transferor to provide at the Optionee’s own expense an opinion of counsel to the transferor, satisfactory to the Company, that such transfer is in compliance with all foreign, federal and state securities laws

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(including, without limitation, the Act). Any attempted disposition of Issued Shares not in accordance with the terms and conditions of Sections 9 and 10 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Issued Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of any Issued Shares. Subject to the foregoing general provisions, Issued Shares may be transferred pursuant to the following specific terms and conditions:

(a)     Transfers to Permitted Transferees. The Optionee may sell, assign, transfer or give away any or all of the Issued Shares to Permitted Transferees; provided, however, that such Permitted Transferee(s) shall, as a condition to any such transfer, agree to be subject to the provisions of this Agreement to the same extent as the Optionee (including, without limitation, the provisions of Sections 9, 10, 12 and 13) and shall have delivered a written acknowledgment to that effect to the Company.

(b)     Transfers Upon Death. Upon the death of the Optionee, any Issued Shares then held by the Optionee at the time of such death and any Issued Shares acquired thereafter by the Optionee’s legal representative pursuant to this Agreement shall be subject to the provisions of Sections 9, 10, 12 and 13, if applicable, and the Optionee’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Issued Shares to the Company or its assigns under the terms contemplated hereby.

(c)     Company’s Right of First Refusal. In the event that the Optionee (or any Permitted Transferee holding Issued Shares subject to this Section 9(c)) [at any time after but not prior to termination of the Optionee’s employment] desires to sell or otherwise transfer all or any part of the Issued Shares, the Optionee (or Permitted Transferee) first shall give written notice to the Company of the Optionee’s (or Permitted Transferee’s) intention to make such transfer. Such notice shall state the number of Issued Shares which the Optionee (or Permitted Transferee) proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Optionee (or Permitted Transferee) within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 9(c), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Optionee (or Permitted Transferee). In the event that the Company or its assigns do not elect to exercise such purchase right, or in the event that the Company or its assigns do not pay the full purchase price within such 45-day period, the Optionee (or Permitted Transferee) may, within 60 days thereafter, sell the Offered Shares to the proposed transferee and at the same price and on the same terms as specified in the Optionee’s (or Permitted Transferee’s) notice. Any Shares purchased by such proposed transferee shall no longer be subject to the terms of this Agreement. Any Shares not sold to the proposed transferee shall remain subject to this Agreement. Notwithstanding the foregoing, the restrictions under this Section 9(c) shall terminate in accordance with Section 14(a).

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10.       Company’s Right of Repurchase.

(a)         Right of Repurchase. The Company shall have the right (the “Repurchase Right”) upon the occurrence of any of the events specified in Section 10(b) below (the “Repurchase Event”) to repurchase from the Optionee (or any Permitted Transferee) some or all (as determined by the Company) of the Issued Shares held or subsequently acquired upon exercise of this Stock Option in accordance with the terms hereof by the Optionee (or any Permitted Transferee) at the price per share specified below. The Repurchase Right may be exercised by the Company within the later of (i) six months following the date of such event or (ii) seven months after the exercise of this Stock Option (the “Repurchase Period”). The Repurchase Right shall be exercised by the Company by giving the holder written notice on or before the last day of the Repurchase Period of its intention to exercise the Repurchase Right, and, together with such notice, tendering to the holder an amount equal to the Fair Market Value of the shares, determined as provided in Section 10(c). The Company may assign the Repurchase Right to one or more Persons. Upon such notification, the Optionee and any Permitted Transferees shall promptly surrender to the Company any certificates representing the Issued Shares being purchased, together with a duly executed stock power for the transfer of such Issued Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Optionee or any Permitted Transferees, the Company or its assignee or assignees shall deliver to him, her or them a check for the Repurchase Price of the Issued Shares being purchased; provided, however, that the Company may pay the Repurchase Price for such shares by offsetting and canceling any indebtedness then owed by the Optionee to the Company. At such time, the Optionee and/or any holder of the Issued Shares shall deliver to the Company the certificate or certificates representing the Issued Shares so repurchased, duly endorsed for transfer, free and clear of any liens or encumbrances. The Repurchase Right shall terminate in accordance with Section 14(a).

(b)         Company’s Right to Exercise Repurchase Right. The Company shall have the Repurchase Right in the event that any of the following events shall occur:

(i)         The termination of the Optionee’s employment with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily; or

(ii)         The Optionee’s or Permitted Transferee’s Bankruptcy.

(c)         Determination of Fair Market Value. The fair market value of the Issued Shares shall be, for purposes of this Section 10, determined by the Board as of the date the Board elects to exercise its repurchase rights in connection with a Repurchase Event.

11.       Escrow Arrangement.

(a)        Escrow. In order to carry out the provisions of Sections 9, 10 and 12 of this Agreement more effectively, the Company shall hold any Issued Shares in escrow together with separate stock powers executed by the Optionee in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Issued Shares, execute a like stock

7

power as to such Issued Shares. The Company shall not dispose of the Issued Shares except as otherwise provided in this Agreement. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized by the Optionee and any Permitted Transferee, as the Optionee’s and each such Permitted Transferee’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Issued Shares being purchased and to transfer such Issued Shares in accordance with the terms hereof. At such time as any Issued Shares are no longer subject to the Company’s repurchase, first refusal and drag along rights, the Company shall, at the written request of the Optionee, deliver to the Optionee (or the relevant Permitted Transferee) a certificate representing such Issued Shares with the balance of the Issued Shares to be held in escrow pursuant to this Section 11.

(b)     Remedy. Without limitation of any other provision of this Agreement or other rights, in the event that the Optionee, any Permitted Transferees or any other person or entity is required to sell the Optionee’s Issued Shares pursuant to the provisions of Section 9, 10 and 12 of this Agreement and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Issued Shares the certificate or certificates evidencing such Issued Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Issued Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for the Optionee, any Permitted Transferees or other person or entity, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by the Optionee as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the person or entity who was required to sell the Issued Shares to be sold pursuant to the provisions of Sections 9, 10 and 12, such Issued Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, the holder thereof shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

12.     Drag Along Right. In the event the holders of a majority of the Company’s equity securities then outstanding (the “Majority Shareholders”) determine to sell or otherwise dispose of all or substantially all of the assets of the Company or all or fifty percent (50%) or more of the capital stock of the Company in each case in a transaction constituting a change in control of the Company, to any non-Affiliate(s) of the Company or any of the Majority Shareholders, or to cause the Company to merge with or into or consolidate with any non-Affiliate(s) of the Company or any of the Majority Shareholders (in each case, the “Buyer”) in a bona fide negotiated transaction (a “Sale”), the Optionee, including any Permitted Transferees, shall be obligated to and shall upon the written request of a Majority Shareholder (subject to Section 7): (a) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the Buyer, his or her Issued Shares (including for this purpose all of such Optionee’s or his or her Permitted Transferee’s Issued Shares that presently or as a result of any such transaction may be acquired upon the exercise of options (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative preferences and priorities of preferred stock); and (b) execute and deliver such instruments of conveyance and

8

transfer and take such other action, including voting such Issued Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents, as the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 12. The obligations under this Section 12 shall terminate in accordance with Section 14(a).

13.     Lockup Provision. The Optionee agrees, if requested by the Company and any underwriter engaged by the Company, not to sell or otherwise transfer or dispose of any Issued Shares (including, without limitation pursuant to Rule 144 under the Act) held by him or her for such period following the effective date of any registration statement of the Company filed under the Act as the Company or such underwriter shall specify reasonably and in good faith, not to exceed 180 days in the case of the Company’s Initial Public Offering or 90 days in the case of any other public offering.

14.      Miscellaneous Provisions.

(a)     Termination. The Company’s repurchase rights under Section 10, the restrictions on transfer of Issued Shares under Section 9(c) and the Drag Along obligations under Section 12 shall terminate upon the closing of the Company’s Initial Public Offering or upon consummation of any Sale Event, in either case as a result of which shares of the Company (or successor entity) of the same class as the Issued Shares are registered under Section 12 of the Exchange Act and publicly traded on NASDAQ/NMS or any national security exchange.

(b)     Equitable Relief. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(c)     Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares of the Company’s stock, the restrictions contained in this Section 9 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Issued Shares.

(d)     Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Optionee.

(e)     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware without regard to conflict of law principles.

(f)     Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

9

(g)     Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(h)     Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Optionee shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other.

(i)     Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, permitted assigns, and legal representatives. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(j)     Dispute Resolution. Except as provided below, any dispute arising out of or relating to this Agreement or the breach, termination or validity hereof shall be finally settled by binding arbitration conducted expeditiously in accordance with the J.A.M.S./Endispute Comprehensive Arbitration Rules and Procedures (the “J.A.M.S. Rules”). The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. §§1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be Boston, Massachusetts.

The parties covenant and agree that the arbitration shall commence within 60 days of the date on which a written demand for arbitration is filed by any party hereto. In connection with the arbitration proceeding, the arbitrator shall have the power to order the production of documents by each party and any third-party witnesses. In addition, each party may take up to three (3) depositions as of right, and the arbitrator may in his or her discretion allow additional depositions upon good cause shown by the moving party. However, the arbitrator shall not have the power to order the answering of interrogatories or the response to requests for admission. In connection with any arbitration, each party shall provide to the other, no later than seven (7) business days before the date of the arbitration, the identity of all persons that may testify at the arbitration and a copy of all documents that may be introduced at the arbitration or considered or used by a party’s witness or expert. The arbitrator’s decision and award shall be made and delivered within six (6) months of the selection of the arbitrator. The arbitrator’s decision shall set forth a reasoned basis for any award of damages or finding of liability. The arbitrator shall not have power to award damages in excess of actual compensatory damages and shall not multiply actual damages or award punitive damages or any other damages that are specifically excluded under this Agreement, and each party hereby irrevocably waives any claim to such damages.

The parties covenant and agree that they will participate in the arbitration in good faith. This Section 14(j) applies equally to requests for temporary, preliminary or permanent injunctive relief, except that in the case of temporary or preliminary injunctive relief any party may proceed

10

in court without prior arbitration for the limited purpose of avoiding immediate and irreparable harm.

Each of the parties hereto (i) hereby irrevocably submits to the jurisdiction of any United States District Court of competent jurisdiction for the purpose of enforcing the award or decision in any such proceeding, (ii) hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution (except as protected by applicable law), that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court, and hereby waives and agrees not to seek any review by any court of any other jurisdiction which may be called upon to grant an enforcement of the judgment of any such court. Each of the parties hereto hereby consents to service of process by registered mail at the address to which notices are to be given. Each of the parties hereto agrees that its, his or her submission to jurisdiction and its, his or her consent to service of process by mail is made for the express benefit of the other parties hereto. Final judgment against any party hereto in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction.

(k)     Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

11

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

PHREESIA, INC.

By:
Name:
Title:

Address:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned as of the date first above written.

OPTIONEE:

Name:

Address:

12

DESIGNATED BENEFICIARY:

Beneficiary’s Address:

13

Appendix A

STOCK OPTION EXERCISE NOTICE

Phreesia, Inc.
Attention: Chief Financial Officer

Pursuant to the terms of my stock option agreement dated                      (the “Agreement”) under the Phreesia, Inc. Amended and Restated 2006 Stock Option and Grant Plan, I, [Insert Name]                             , hereby [Circle One] partially/fully exercise such option by including herein payment in the amount of $                 representing the purchase price for [Fill in number of Option Shares]                  option shares. I have chosen the following form(s) of payment:

[ ]	1.	Cash
[ ]	2.	Certified or bank check payable to Phreesia Inc.
[ ]	3.	Other (as described in the Agreement (please describe))
		.

In connection with my exercise of the option as set forth above, I hereby represent and warrant to Phreesia, Inc. as follows:

(i)     I am purchasing the option shares for my own account for investment only, and not for resale or with a view to the distribution thereof.

(ii)     I have had such an opportunity as I have deemed adequate to obtain from Phreesia Inc. such information as is necessary to permit me to evaluate the merits and risks of my investment in Phreesia Inc. and have consulted with my own advisers with respect to my investment in Phreesia Inc..

(iii)     I have sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the option shares and to make an informed investment decision with respect to such purchase.

(iv)     I can afford a complete loss of the value of the option shares and am able to bear the economic risk of holding such option shares for an indefinite period of time.

(v)     I understand that the option shares may not be registered under the Securities Act of 1933 (it being understood that the option shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Securities Act of 1933 and under any applicable state securities or “blue sky” laws (or exemptions from

14

the registration requirement thereof). I further acknowledge that certificates representing option shares will bear restrictive legends reflecting the foregoing.

Sincerely yours,

Name:

Address:

15

Restricted Stock Agreement

under the Phreesia, Inc.

Amended and Restated 2006 Stock Option and Grant Plan

Name of Holder:	(the “Holder”)

No. of Shares Subject to Agreement:	shares of Common Stock

Grant Date:	, (the “Grant Date”)

Vesting Start Date:	, (the “Vesting Start Date”)

Per Share Purchase Price:	$ (the “Per Share Purchase Price”)

Pursuant to the Phreesia, Inc. Amended and Restated 2006 Stock Option and Grant Plan (the “Plan”), Phreesia, Inc., a Delaware corporation (collectively with its subsidiaries and successors, as applicable, the “Company”), hereby grants, sells and issues to the individual named above, who is an officer, employee, director, consultant or other key person of the Company or any of the Subsidiaries, the Shares (as defined below) at the Per Share Purchase Price, which represents the fair market value per share on the Grant Date, subject to the terms and conditions set forth herein and in the Plan. To the extent that there is any inconsistency between the terms of the Plan and of the Agreement, the terms of the Plan shall control unless specifically provided herein. The Holder agrees to the provisions set forth herein and acknowledges that each such provision is a material condition of the Company’s agreement to issue and sell the Shares to him or her. The Company hereby acknowledges receipt of $[                ] in full payment for the Shares. All references to share prices and amounts herein shall be equitably adjusted to reflect stock splits, stock dividends, recapitalizations, mergers, reorganizations and similar changes affecting the capital stock of the Company, and any shares of capital stock of the Company or other property (including cash) received on or in respect of the Shares in connection with any such event (including any shares of capital stock or any right, option or warrant to receive the same or any security convertible into or exchangeable for any such shares or received upon conversion of any such shares) shall be subject to this Agreement on the same basis and extent at the relevant time as the Shares in respect of which such securities or property were issued or paid, and shall be deemed Shares for all purposes of this Agreement.

1.        Definitions. For the purposes of this Agreement, the following terms shall have the following respective meanings.

An “Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Common Stock” shall mean the Company’s Common Stock, par value $0.01 per share, subject to adjustment as described above.

“Permitted Transferees” shall mean any of the following to whom the Holder may transfer Shares hereunder (as set forth in Section 4): the Holder’s spouse, children (natural or adopted), grandchildren, parents, siblings or a trust for their sole benefit of which the Holder is the settlor; provided, however, that any such trust does not require or permit distribution of any Shares during the term of this Agreement unless subject to its terms. Upon the death of the Holder (or a Permitted Transferee to whom shares have been transferred hereunder), the term Permitted Transferees shall also include such deceased Holder’s (or such deceased Permitted Transferee’s) estate, executions, administrations, personal representations, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Shares” shall initially mean all of the Shares; provided, however, that one-fourth (1/4) of all of the Shares shall no longer be Restricted Shares and shall be deemed to be “Vested Shares” on the one-year anniversary of the Vesting Start Date and the balance of such Shares shall no longer be Restricted Shares and be deemed to be “Vested Shares” in twelve (12) equal quarterly installments after such date, in each case, so long as the Holder remains an employee, consultant or director of the Company as of the date that such Shares cease being Restricted Shares and become Vested Shares hereunder.

“Sale Event” shall mean, regardless of form thereof, the consummation of (i) the dissolution or liquidation of the Company, (ii) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (iii) a merger, reorganization or consolidation in which the outstanding shares of Stock are converted into or exchanged for securities of the successor entity and the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the successor entity immediately upon completion of such transaction, (iv) the sale of all or a majority of the outstanding capital stock of the Company to an unrelated person or entity or (v) any other transaction in which, the owners of the Company’s outstanding voting power prior to such transaction do not own at least a majority of the outstanding voting power of the successor entity immediately upon completion of the transaction, other than a transaction involving the issuance of equity securities of the Company where the principal business purpose of the Company for such transaction is to raise capital.

“Shares” shall mean the number of shares of Common Stock being purchased by the Holder on the date hereof and any additional shares of Common Stock or other securities or property (including cash) received in respect of the Shares, as a dividend on, or otherwise on account of, the Shares.

“Termination Event” shall mean the termination of the Holder’s employment with, or services as a consultant or director of, the Company for any reason whatsoever, regardless of the circumstances thereof, and including without limitation upon death, disability, retirement or discharge or resignation for any reason, whether voluntary or involuntary. For purposes hereof, the Committee’s determination of the reason for termination of the Holder’s employment shall be conclusive and binding on the Holder and the Holder’s representatives or legatees. Upon a Termination Event, the Holder shall cease to vest in any Restricted Shares.

“Vested Shares” shall mean all Shares which are not Restricted Shares.

2.         Purchase and Sale of Shares; Investment Representations.

(a)     Purchase and Sale. On the date hereof, the Company hereby sells to the Holder, and the Holder hereby purchases from the Company, the number of Shares set forth above for the Per Share Purchase Price.

(b)     Investment Representations. In connection with the purchase and sale of the Shares contemplated by Section 2(a) above, the Holder hereby represents and warrants to the Company as follows:

(i)     The Holder is purchasing the Shares for the Holder’s own account for investment only, and not for resale or with a view to the distribution thereof.

(ii)     The Holder has had such an opportunity as he or she has deemed adequate to obtain from the Company such information as is necessary to permit him or her to evaluate the merits and risks of the Holder’s investment in the Company and has consulted with the Holder’s own advisers with respect to the Holder’s investment in the Company.

(iii)     The Holder has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in the purchase of the Shares and to make an informed investment decision with respect to such purchase.

(iv)     The Holder can afford a complete loss of the value of the Shares and is able to bear the economic risk of holding such Shares for an indefinite period.

(v)     The Holder understands that the Shares are not registered under the Act (it being understood that the Shares are being issued and sold in reliance on the exemption provided in Rule 701 thereunder) or any applicable state securities or “blue sky” laws and may not be sold or otherwise transferred or disposed of in the absence of an effective registration statement under the Act and under any applicable state securities or “blue sky” laws (or exemptions from the registration requirements thereof). The Holder further acknowledges that certificates representing the Shares will bear restrictive legends reflecting the foregoing.

3.         Repurchase Right.

(a)     Repurchase. Upon the occurrence of a Termination Event, the Company or its assigns shall have the right and option to repurchase all or any portion of the Restricted Shares that are not Vested Shares held by the Holder or any Permitted Transferee as of the date of such Termination Event, after giving effect to any acceleration of vesting described in the definition of Restricted Shares above. The purchase and sale arrangements contemplated by the preceding sentences of this Section 3(a) are referred to herein as the “Repurchase.”

(b)     Repurchase Price. The per share purchase price of the Restricted Shares subject to the Repurchase (the “Repurchase Price”) shall be equal to the Per Share Purchase Price.

(c)     Closing Procedure. The Company or its assigns shall effect the Repurchase (if so elected) by delivering or mailing to the Holder (and/or, if applicable, any Permitted Transferees) written notice within three (3) months after the Termination Event, specifying a date within such three (3)-month period in which the Repurchase shall be effected. Upon such notification, the Holder and any Permitted Transferees shall promptly surrender to the Company any certificates representing the Restricted Shares being purchased, together with a duly executed stock power for the transfer of such Restricted Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Holder or any Permitted Transferees, the Company or its assignee or assignees shall deliver to him, her or them a check for the Repurchase Price of the Restricted Shares being purchased. At such time, the Holder and/or any holder of the Shares shall deliver to the Company the certificate or certificates representing the Restricted Shares so repurchased, duly endorsed for transfer, free and clear of any liens or encumbrances. The Repurchase right specified herein shall survive and remain in effect as to Restricted Shares following and notwithstanding any public offering by or merger or other transaction involving the Company and certificates representing such Restricted Shares shall bear legends to such effect.

4.         Restrictions on Transfer of Shares. None of the Restricted Shares now owned or hereafter acquired shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless such disposition is in accordance with the terms and conditions of this Section 4. In connection with any transfer of Restricted Shares, the Company may require the transferor to provide at the Holder’s own expense an opinion of counsel to the transferor, satisfactory to the Company, so that such transfer is in compliance with all foreign, federal and state securities laws. Any attempted disposition of Restricted Shares not in accordance with the terms and conditions of this Section 4 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Restricted Shares as a result of any such disposition, shall otherwise refuse to recognize any such disposition and shall not in any way give effect to any such disposition of any Restricted Shares. Subject to the foregoing general provisions, Restricted Shares may be transferred pursuant to the following specific terms and conditions:

(a)     Transfers to Permitted Transferees. The Holder (but not any transferee thereof) may sell, assign, transfer or give away any or all of the Restricted Shares to Permitted Transferees; provided, however, that such Permitted Transferee(s) shall, as a condition to any such transfer, agree to be subject to the provisions of this Agreement (including, without limitation, the provisions of Section 3 and this Section 4) and shall have delivered a written acknowledgment to that effect to the Company.

(b)     Transfers Upon Death. Upon the death of the Holder, all Restricted Shares shall be subject to the Repurchase and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Shares to the Company or its assigns under the terms contemplated hereby.

5.         Legend. Any certificate(s) representing the Shares shall carry substantially the following legend:

“The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers) contained in a certain Restricted Stock Agreement dated                                , 200_ between the Company and the holder of this certificate (a copy of which is available at the offices of the Company for examination).”

“The shares represented by this certificate have not been registered under the Securities Act of 1933 or the securities laws of any state. The shares may not be sold or transferred in the absence of such registration or an exemption from registration.”

6.         Escrow Arrangement.

(a)     Escrow. In order to carry out the provisions of Sections 3 and 4 of this Agreement more effectively, the Company shall hold the Restricted Shares in escrow together with separate stock powers executed by the Holder in blank for transfer, and any Permitted Transferee shall, as an additional condition to any transfer of Restricted Shares, execute a like stock power as to such Shares. The Company shall not dispose of the Restricted Shares except as otherwise provided in this Agreement. In the event of any the exercise of the Repurchase right by the Company (or any of its assigns), the Company is hereby authorized by the Holder and any Permitted Transferee, as the Holder’s and each such Permitted Transferee’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Restricted Shares being purchased and to transfer such Restricted Shares in accordance with the terms hereof. At such time as any Shares are no longer subject to the Company’s Repurchase right, the Company shall, at the written request of the Holder, deliver to the Holder (or the relevant Permitted Transferee) a certificate representing such Restricted Shares with the balance of the Restricted Shares (if any) to be held in escrow pursuant to this Section 6.

(b)     Remedy. Without limitation of any other provision of this Agreement or other rights, in the event that the Holder, any Permitted Transferees or any other person or entity is required to sell the Holder’s Restricted Shares pursuant to the provisions of Section 3 and 4 of this Agreement and in the further event that he or she refuses or for any reason fails to deliver to the designated purchaser of such Restricted Shares the certificate or certificates evidencing such Shares together with a related stock power, such designated purchaser may deposit the applicable purchase price for such Restricted Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for the Holder, any Permitted Transferees or other person or entity, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by the Holder as provided above. Upon any such deposit and/or offset by the designated purchaser of such amount and upon notice to the person or entity who was required to sell the Restricted Shares to be sold pursuant to the provisions of Section 3 and 4, such Restricted Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, the holder thereof shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

7.         Assignment. The Company shall have the right to assign the right to exercise its rights with respect to the Repurchase to any Person or Persons, in whole or in part in any particular instance, upon the same terms and conditions applicable to the exercise thereof by the Company, and such assignee or assignees of the Company shall then take and hold any Restricted Shares so acquired subject to such terms as may be specified by the Company in connection with any such assignment.

8.         Miscellaneous Provisions.

(a)     Record Owner; Dividends. The Holder and any Permitted Transferees, during the duration of this Agreement, shall be considered the record owners of and shall be entitled to vote the Shares if and to the extent the Shares are entitled to voting rights. The Holder and any Permitted Transferees shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution.

(b)     Equitable Relief. The parties hereto agree and declare that legal remedies are inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

(c)     Change and Modifications. This Agreement may not be orally changed, modified or terminated, nor shall any oral waiver of any of its terms be effective. This Agreement may be changed, modified or terminated only by an agreement in writing signed by the Company and the Holder.

(d)     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of law principles.

(e)     Headings. The headings are intended only for convenience in finding the subject matter and do not constitute part of the text of this Agreement and shall not be considered in the interpretation of this Agreement.

(f)     Saving Clause. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof.

(g)     Notices. All notices, requests, consents and other communications shall be in writing and be deemed given when delivered personally, by telex or facsimile transmission or when received if mailed by first class registered or certified mail, postage prepaid. Notices to the Company or the Holder shall be addressed as set forth underneath their signatures below, or to such other address or addresses as may have been furnished by such party in writing to the other. Notices to any holder of the Shares other than the Holder shall be addressed to the address furnished by such holder to the Company.

(h)     Benefit and Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their respective successors, assigns, and legal representatives. Without limitation of the foregoing, upon any stock-for-stock merger in which the Company is not the surviving entity, shares of the Company’s successor issued in respect of the Shares shall remain subject to vesting and the Repurchase right hereunder. The Company has the right to assign this Agreement, and such assignee shall become entitled to all the rights of the Company hereunder to the extent of such assignment.

(i)     Counterparts. For the convenience of the parties and to facilitate execution, this Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company and the Holder have executed this Restricted Stock Agreement as of the date first above written.

COMPANY:

PHREESIA, INC.

By:
Name:
Title:

Address:

110 East 23rd Street
Suite 400
New York, NY 10010

Attn.: Secretary

HOLDER:

Name:

Address:

Restricted Stock Agreement

Signature Page